                                                                 EXHIBIT 10.5(a)

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT



             This Amendment made as of the 3rd day of March, 2000, to an Employment Agreement made as of the 8th day of January, 1998 between EG&G, Inc., now PerkinElmer, Inc., a Massachusetts corporation (hereinafter called the "Company"), and Gregory L. Summe (hereinafter referred to as the "Employee").

                                   WITNESSETH:

             WHEREAS, the Employee and the Company entered into an Employment Agreement dated as of the 8th day of January, 1998; and

             WHEREAS, the Employee and the Company amended said Employment Agreement by an instrument dated as of the 5th day of November, 1999 (the "Amendment"); and

             WHEREAS, the Employee and the Company wish to amend said Employment Agreement; and

             NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows, effective as of the date hereof, except as otherwise provided:

             1. Paragraph 6(a)(iv) of the Employment Agreement, as amended by the Amendment, is hereby further amended by deleting the reference to "Paragraph 5g" and replacing it with "Paragraph 5h", effective as of the effective date of the Amendment.

             2. Paragraph 6(b) of the Employment Agreement, as amended by the Amendment, is hereby amended to read in its entirety as follows;

                                          "b) For purposes of this Agreement, a
                                     "Change in Control of the Company" means an event or occurrence set forth in any one or more of clauses (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one or such clauses but is specifically exempted from another such clause):

                                                (i) the acquisition by an
                                     individual, entity or group (within the
                                     meaning of Section 13(d)(3) or 14(d)(2) of the

                                       1
                    Second Amendment to Employment Agreement

                                    Securities Exchange Act of 1934, as amended
                                    (the "Exchange Act") (a "Person") of
                                    beneficial ownership of any capital stock or the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange
                                    Act) 20% or more of either (1) the
                                    then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph
                                    (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with subclauses
                                    (1) and (2) or clause(iii) of this Section
                                    6b; or

                                                (ii) such time as the Continuing
                                     Directors (as defined below) do not
                                     constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (1) who was a member of the Board on the date of the execution of this Agreement or (2) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (2) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                                        2
                    Second Amendment to Employment Agreement

                                                (iii) the consummation of a
                                     merger, consolidation, reorganization,
                                     recapitalization or statutory share
                                     exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (1) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively; and (2) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

                                                (iv) approval by the
                                     stockholders of the Company or a complete liquidation or dissolution of the Company."


3. Except as provided above, the Employment Contract, as amended by the Amendment, shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused its seal to be hereunto affixed and

                                       3
                    Second Amendment to Employment Agreement these presents to be signed by its proper officers, and the Employee has hereunto set his hand and seal the day and year first above written.


    (SEAL)                                        PerkinElmer, Inc.


                                                  By: /s/Richard F. Walsh

                                                  Employee:  /s/Gregory L. Summe

                                       4
                    Second Amendment to Employment Agreement